UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 9, 2019

BAY BANKS OF VIRGINIA, INC.
(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, Virginia 23226
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2019, Douglas F. Jenkins, Jr., Executive Vice President of Bay Banks of Virginia, Inc. (the “Company”) and Executive Vice President and Chief Banking Officer of Virginia Commonwealth Bank, the Company’s subsidiary bank (the “Bank”), notified the Company of his intent to retire from the Company and the Bank effective January 1, 2020. Following his retirement, Mr. Jenkins will serve as a director of VCB Financial Group, Inc., a wholly-owned subsidiary of the Company that provides trust, investment and wealth management services.

In connection with his retirement, the Bank and Mr. Jenkins entered into a Retirement Agreement, dated October 11, 2019 (the “Agreement”), subject to a seven-day revocation period at Mr. Jenkins’s election.  The Agreement provides that, effective upon Mr. Jenkins’s retirement, the Bank will pay Mr. Jenkins a lump sum of $78,235 (an amount equal to 16 weeks’ salary) and a health insurance stipend of $15,000 to assist with health insurance premiums over a period of 24 months.  The Agreement also contains customary release and waiver of claims provisions in favor of the Bank, the Company and Company-related parties.

Pursuant to the terms of the Agreement, the Employment Agreement between the Company and Mr. Jenkins, dated November 2, 2016 (the “Employment Agreement”), was terminated as of date of the Agreement, except that Mr. Jenkins will be subject to (i) the non-competition and non-solicitation restrictions set forth in the Employment Agreement for a period of 24 months following the termination of his employment and (ii) confidentiality and non-disclosure provisions set forth in the Employment Agreement following the termination of his employment.

The foregoing summary of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the Retirement Agreement, which will be filed as an exhibit to the Company’s Annual  Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

October 15, 2019	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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